UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2024
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 15, 2024, Independence Realty Trust, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders. The Company’s stockholders voted on: (1) the election of ten directors, each to serve for a term expiring at the Company’s 2025 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2024, and (3) an advisory, non-binding resolution on the Company’s executive compensation. The tables below show the voting results.
Proposal 1: Election of Ten Directors.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Scott F. Schaeffer	171,875,325	8,724,531	367,789	17,984,908
Stephen R. Bowie	179,717,058	946,027	304,560	17,984,908
Ned W. Brines	178,485,653	2,184,416	297,578	17,984,906
Richard D. Gebert	179,572,584	1,036,747	358,315	17,984,907
Melinda H. McClure	174,902,248	5,711,066	354,331	17,984,908
Thomas H. Purcell	176,438,818	4,231,202	297,625	17,984,908
Ana Marie del Rio	179,654,088	1,021,506	292,052	17,984,907
Deforest B. Soaries, Jr., D. Min.	177,658,128	2,952,178	357,340	17,984,907
Lisa Washington	179,394,119	1,216,902	356,624	17,984,908
Craig Macnab	180,352,779	249,741	365,125	17,984,908
Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,323,763	2,226,092	402,698	—
Proposal 3: Advisory, non-binding resolution on the Company’s executive compensation program.

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,754,683	4,667,062	545,901	17,984,907

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

May 15, 2024	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer